                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                                                   EXHIBIT 10.25

                      WIZCOM HOST DISTRIBUTION AGREEMENT

                                    BETWEEN

                          WIZCOM INTERNATIONAL, LTD.

                                      AND

                                   WORLDRES

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                               TABLE OF CONTENTS

Article                                                                      Page
1.  Master Network Services Agreement.....................................     1

2.  Network Access Services...............................................     1

3.  Network Participant Access............................................     3

4.  Network Participant Termination.......................................     3

5.  Termination...........................................................     3

6.  Monthly Status Report.................................................     3

7.  Designation of Contact Persons, Notices...............................     4

8.  Security Disclaimer...................................................     4

9.  Price Schedule........................................................     5

10. Independent Contractors; Third Party Beneficiaries....................     5

11. Trademarks and Tradename..............................................     6

12. Confidential Information..............................................     6

13. Several Obligations; Limitation of Liability..........................     6

14. Indemnity.............................................................     7

15. Effectiveness; Term...................................................     7

16. Severability..........................................................     8

17. Waiver................................................................     8

18. Controlling Law.......................................................     8

19. Entire Agreement......................................................     8

20. Survival..............................................................     8

ATTACHMENTS:
SCHEDULE A:    IMPLEMENTATION SERVICES
SCHEDULE B:    IMPLEMENTATION SCHEDULE

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                      WIZCOM HOST DISTRIBUTION AGREEMENT

          This HOST DISTRIBUTION AGREEMENT (hereinafter "Agreement"), dated as of June 6, 1997 (the "Effective Date") is entered into by and between WizCom International, Ltd. ("WizCom") having an office at 900 Old Country Road, Garden City, NY 11530 and WorldRes ("WorldRes") having an office at 66 Bovet Road, Suite 100, San Mateo, CA 94402.

                              W I T N E S S E T H

          WHEREAS, WizCom has developed an information and travel management Host Distribution System (the "Network") for Travel Industry and/or WizCom clients (collectively, "Network Participants") who connect to the Network with outside host systems of the Network, using proprietary computer software developed by WizCom, including, without limitation, proprietary electronic message interpreting interfaces developed by WizCom, to link such Network Participants through the telecommunications lines, equipment and network of a network provider;

          WHEREAS, the Network will enable Network Participants to enter reservations, modifications and cancellations for execution and confirmation by the network provider who is linked through the Network;

          WHEREAS, WizCom wishes WorldRes to be the network provider for the Network and WorldRes wishes to be such network provider;

          NOW THEREFORE, the parties, in consideration of the promises hereinafter set forth, agree as follows:

     1.   Master Network Services Agreement.  The parties agree that this
          ---------------------------------
Agreement sets forth the terms and provisions pursuant to which WorldRes agrees to provide network services to WizCom and those Travel Industry and/or WizCom clients who become participants in the Network. The terms and conditions contained in this Agreement shall be deemed to be incorporated into, and shall supersede all other agreements (whether heretofore or hereafter entered into) between WorldRes and WizCom to provide Services (as hereinafter defined) in connection win the Network.

     2.   Network Access Services. (a) WorldRes hereby agrees to provide WizCom
          -----------------------
and those Network Participants in the Network in accordance with the procedures set forth herein, with access to the Network through WorldRes's network., by appropriate means (including modems, software, operating instructions, passwords and IDs) solely as determined by WorldRes, permitting Network Participants to facilitate the updating of availability and pricing information, and the receiving of reservations, modifications and cancellations to Network Participants to which they are linked through the Network, and also with the monitoring and maintenance services provided by WorldRes in its sole discretion. All Services shall be performed by WizCom in a professional, workmanlike manner and shall meet and conform to

                                              [CONFIDENTIAL TREATMENT REQUESTED]

the specifications and standards to be provided by WizCom and set forth in Schedule A attached hereto and made a part hereof. The Services shall be defined as WizCom providing WorldRes and/or Network Participants with access to the Network which contains various travel information, availability updating, automatic rate updating and seamless connectivity.

          (b) WizCom agrees to offer to license to WorldRes a non exclusive, non-transferable right to use the Network, and through the Network, provided GDS services set forth herein and to which the scope of the GDS services as been approved by WorldRes. The Network, as described herein, is offered at the fees outlined in Schedule A. WizCom shall also provide such other customization work, additional testing, training or other services, other than set forth in Schedule A, as maybe requested from time to time by WorldRes and agreed to by WizCom. WizCom shall provide WorldRes with a written customization work requested hereunder and associated development and license fees. Testing, training, customization and other services will be charged at WizCom's then current standard rates for services and will be provided in no less than half the increments. Usage of up to four (4) hours of service time will constitute one half day of service. Usage of between four (4) and eight (8) services time will constitute one day of service.

          (c) Services. WizCom will provide the following Services to WorldRes
              --------
to the extent that the Services exist with the particular Network Participant:

              (i) Availability Updating - WizCom will provide the ability to electronically update room availability information from customer's central reservation system ("CRS") to WorldRes.

              (ii) Automatic Rate Updating - WizCom will provide the ability to electronically update rate information from customer's CRS to WorldRes.

              (iii) Seamless Connectivity - Provide the travel agency community the ability to view hotel, room, rate, etc. information directly from customer's CRS through WorldRes.

          (d) Milestones and Deliverables. In accordance with the milestone
              ---------------------------
date(s) mutually agreed to and outlined in Schedule B hereto, WizCom agrees that if WizCom is unable to meet a milestone date in the Schedule for reasons solely and exclusively within its control, then WorldRes has the right to receive a credit against its monthly processing payments. That is, for each week that a scheduled milestone date is postponed by WizCom, the credit amount to WorldRes will equal the sum of one (1) month of processing fees. If a scheduled milestone date is postponed less than a week, the credit will be prorated based on five
(5) business days per week.

Conversely, if WorldRes postpones a scheduled milestone date then WizCom has the right to postpone or shift the other milestone dates by an equal amount.

     3.   Network Participant Access.  On or after the Effective Date of this
          --------------------------
Agreement and from time to time thereafter, both parties may provide each other with a notice (each, an "Installation Notice") setting forth the names of customer's wishing to participate in the Network (each, an "Applicant"), including the name, address, telephone and fax number of an authorized

                                              [CONFIDENTIAL TREATMENT REQUESTED]

contact person for each such Applicant. The Installation Notice shall set forth the requested installation date for each Applicant, which shall be no less than thirty (30) days from the date a party has received such notice referencing such Applicant and an executed purchase order referencing this Agreement from each such Applicant. Within five (5) business days after receipt of an Installation Notice and order(s) with respect to any Applicant, WorldRes shall notify such Applicant in writing (with a copy to WizCom) either (a) of WizCom's acceptance of such order, in which event such acceptance notice shall be accompanied by a copy of such order signed by WizCom; or (b) that such Installation Notice and/or order does not comply with the terms and conditions of this Agreement (such notice to specify the respects in which the order fails to comply with this Agreement), in which event the Applicant shall promptly resubmit such notice and/or order so as to make it compliant with the terms of this Agreement.

     4.   Network Participant Termination.  If any Network Participant wishes to
          -------------------------------
terminate any specified Network links, it shall notify, in writing, WizCom to which link it seeks to terminate.

     5.   Termination.  Either party may at any time upon no less that fifteen
          -----------
(15) days' prior written notice to the other party terminate any Network Participant's access to the Network by written notices to that party (with a copy to such terminated Network Participant) strictly in accordance with the provisions of such Network Participant's agreement with the parties. Either WizCom or WorldRes shall follow the instructions it receives from authorized representatives of the other party regarding Network Participant terminations and shall not be liable therefore to any Network Participant it shall so terminate.

     6.   Monthly Status Report.  Within thirty (30) days after the beginning of
          ---------------------
each calendar month, WorldRes shall provide WizCom with a Network status report in a format to be agreed upon between WizCom and WorldRes within thirty (30) days from the date thereof, such report to indicate the identity of the then-current Network Participants, any requests for changes in or termination of service made in such prior month by any Network Participant and such other information as WorldRes and WizCom shall agree from tume to time.

     7.   Designation of Contact Persons, Notices.  (a) Each of WizCom and
          ---------------------------------------
WorldRes shall designate one employee and one alternate to act as the primary contact person for communications regarding this Agreement and the Network within ten (10) days after the execution of this Agreement.

          (b) Notice to the parties of dispute arising under this Agreement shall be sent by regular mail or by telecopier.

Notices to WorldRes shall be to:

               WorldRes
               66 Bovet Rd., Ste. 100
               San Mateo, CA 94402
               Attn: President

                                              [CONFIDENTIAL TREATMENT REQUESTED]


Notice to WizCom shall be to:

               WizCom International, Ltd.
               900 Old Country Road
               Garden City, NY 11530
               Attn: General Manager - Sales

All notices required to be sent by either party under this Agreement shall be deemed given: (i) when sent by confirmed facsimile or telecopy; (ii) one business day after being sent by commercial overnight courier with written verification of receipt; or (iii) when received after being mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the respective addresses set forth below, or at such other address which may hereinafter be designated in writing.

     8.   Security Disclaimer.  WizCom is not responsible for providing security
          -------------------
for WorldRes's Local Area Network ("LAN"). WorldRes acknowledges that there is the possibility of security risks when one LAN interfaces with, is connected to or otherwise linked to another LAN through standard telecommunications networks or circuits, that WorldRes has made its own independent decision hereunder, and that subject to the provisions of Section 13 hereto, WorldRes accepts any liability that might result.

     9.   Price Schedule. (a) Commencement. In consideration for the Services
          --------------      ------------
provided by WizCom, WorldRes will pay WizCom the one-time fees and the monthly services and additional charges set forth in Schedule A. Commencing the earlier of the date WorldRes begins processing reservations or ninety (90) days from the Effective Date of this Agreement, WizCom will begin invoicing WorldRes for the minimum monthly fee or the actual transaction fee, whichever is greater.

          (b)  Payment Terms. All one-time fees shall be due upon execution of
               -------------
this Agreement. All other invoices from WizCom shall be payable in full within thirty (30) days of invoice date, without set-off, counterclaim or recoupment. Further, WorldRes hereby consents to WizCom's offsetting any monies due WorldRes pursuant to separate agreement with WizCom or its affiliates against any amounts unpaid hereunder for more than thirty (30) days. Nothing herein shall limit any rights or remedies that WizCom may have under this Agreement or otherwise, which shall be cumulative.

          (c)  Schedule of Charges . WorldRes agrees to the schedule of Network
               -------------------
access fees and other charges specified in Schedule A ("Schedule of Charges"). Such fees shall be payable regardless of whether any software, code or other information provided to WorldRes in connection herewith is publicly available. Such fees and charges are due and payable to WizCom within thirty (30) days from the date of Subscriber's receipt of WizCom's invoice.

          (d)  Late Fees. All fees and charges are exclusive of, and WorldRes is
               ---------
responsible for, applicable federal, state, or local sales, use, excise or other applicable taxes other than taxes on the net income of Wizcom. Late payments shall be subject to a late charge of 1-1/2% per month from the due date.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

          (e)  Price Increase. WizCom upon thirty (30) days prior written notice
               --------------
may increase the fees up to 10% annually with a maximum of 30% over the initial term. WizCom has the right to increase WorldRes's monthly communications line charges at any time in the event charges are increased by the telecommunications supplier solely to the same extent that the charges are increased by the telecommunications supplier.

     10.  Independent Contractors; Third Party Beneficiaries. In all matters
          --------------------------------------------------
pertaining to this Agreement and to the Schedules and any Schedules issued by WizCom or any other Network Participant, the relationship of WizCom and each Network Participant with WorldRes shall be that of independent contractors, and none of WizCom, any Network Participant or WorldRes shall make any representations or warranties that their relationship is other than that of independent contractors. This Agreement shall not be construed to create, any partnership, joint venture, employment or agency relationship between or among WizCom, any other Network Participant or WorldRes, and none of such parties shall have the power to bind or obligate any of the others. Each Network Participant shall be financially and otherwise responsible, as an independent contractor, only for its own purchases of Equipment and Services under the respective purchase order issued by it. No party hereto or to any purchase order shall be liable for the payment or performance of any debts, obligations, or liabilities of any other party.

     11.  Trademarks and Tradename.  None of WorldRes, WizCom or any other
          ------------------------
Network Participant shall be deemed by anything contained in or done pursuant to this Agreement to acquire any right, title or interest in any WorldRes, WizCom or any other Network Participant's of the other party's tradename, trademark, service mark (including the use of the same).

     12.  Confidential Information.  WizCom and WorldRes agree to hold in the
          ------------------------
strictest confidence and not use or disclose to any person, firm or corporation,
--------------------
without the written authorization of the other party, except as required by law, any "Confidential Information" (as defined below). Each party and their respective employees, officers, directors, shareholders and agents agree not to use any of the Confidential Information for the purpose of competing with the other party either directly or indirectly or to assist third persons or entities to compete with the other party. For purposes of this Agreement, "Confidential Information" means all information, documents and materials provided by one party to the other party before or during the term of this Agreement relating to or in connection with the Project, including, without limitation, technical data, specifications, communication protocols, trade information, customer or client lists and records, business and marketing plans, schematics, reports, and technical and marketing data; provided, however, that neither party shall be
                              --------  -------
under any obligation to maintain in confidence any portion of the information it has received which (a) is now, or which becomes hereafter, through no act or failure to act on the part of the recipient party, generally known or available to the public, (b) is known by the recipient party at the time of the disclosure of such information, provided that the source of such information was not known by the receiving party to be prohibited from disclosing such information by a contractual, legal or fiduciary obligation or (c) is hereafter furnished to the recipient party by a source other than the other party, provided that such source is not known by the receiving party to be prohibited from disclosing such information by a contractual, legal or fiduciary obligation. Neither party shall disclose the Confidential Information of the other party to its employees except on a need-to-know basis, and

                                              [CONFIDENTIAL TREATMENT REQUESTED]

the recipient party shall be responsible for the unauthorized disclosures of Confidential Information by its employees.

          No express or implied rights or license is granted by any disclosure of Confidential Information to the recipient party in connection with this Agreement. The recipient party understand that the disclosing party makes no representations or warranties, expressed or implied (including those of MERCHANTABILlTY AND FITNESS FOR PURPOSE) with respect to the Confidential Information.

     13.  Several Obligations; Limitation of Liability. Limitation of Liability.
          --------------------------------------------  -----------------------
NOTWITHSTANDING ANYTHING CONTAINED HEREIN OR IN ANY SCHEDULE, EXHIBIT OR ATTACHMENT HERETO TO THE CONTRARY, IN NO EVENT SHALL WORLDRES OR WIZCOM BE LIABLE TO THE OTHER OR ANY THIRD PARTY, INCLUDING WITHOUT LIMITATION, ANY NETWORK PARTICIPANT, FOR ANY LOSS OR DAMAGE OF ANY NATURE, INCLUDING WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, LOSS OF USE, LOSS OF DATA, LOSS OF PROFITS, LOSS OF BUSINESS OR GOODWILL, BUSINESS INTERRUPTION OR OTHER ECONOMIC DAMAGE, OR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES, ARISING OUT OF, OR IN CONNECTION WITH, THIS AGREEMENT, THE NETWORK, OR NETWORK SERVICES PROVIDED IN CONNECTION THEREWITH, EVEN IF WORLDRES OR WIZCOM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE HOWEVER CAUSED WHETHER BY THE NEGLIGENCE OF WORLDRES OR WIZCOM OR OTHERWISE, EACH OF WORLDRES'S AND WIZCOM'S TOTAL LIABILITY HEREUNDER TO EACH OTHER AND/OR ANY NETWORK PARTICIPANT, OR ANYONE CLAIMING ON BEHALF OF OR THROUGH THE OTHER OR ANY SUCH NETWORK PARTICIPANT, INCLUDING BUT NOT LIMITED TO THE ALLEGED GROSS NEGLIGENCE OR OTHERWISE, SHALL BE LIMITED TO A MAXIMUM OF $40,000 (INCLUDING ATTORNEYS' FEES AND EXPENSE). This limitation of liability will apply regardless of the form of action, whether in contract or tort, including negligence. Any action against WizCom or any of its affiliates must be brought within twelve (12) months after the cause of action accrues.

     14.  Indemnity.  Subject to the limitations provided in Section 13, each of
          ---------
the parties will indemnify and hold harmless the other party hereto, its owners, directors, employees, agents, controlling persons, successors and assigns from and against any liability, claim, loss, damage or expense (including reasonable attorneys' fees) to which the indemnified party or parties may become subject to the extent arising out of or in connection with, or based upon or for, (a) the gross negligence, bad faith or willful misconduct of the indemnifying party in connection with the providing of services as contemplated by this Agreement, and
(b) personal injury or property damage caused by any employee, agent or subcontractor of such party; provided that such indemnification shall not include any claim arising from injury or damage caused by the willful misconduct or gross negligence of any indemnified party. Each party's obligations under this section shall survive expiration or earlier termination of this Agreement.

Additionally, WizCom warrants and represents that all software, programs, and other deliverable made to or for WorldRes under this Agreement does not and will not infringe any patent, copyright, or trademark rights or misappropriate trade secret rights of a third party.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

     15.  Effectiveness; Term. (a) This Agreement shall be effective as of the
          -------------------
first day WorldRes shall provide (or shall have provided) services to any Network Participant.

          (b) The term of this Agreement shall commence as of the Effective Date and shall continue for a period of [*] from the Effective Date (the "Initial Term") and shall automatically renew for successive one (1) year renewal terms until terminated by sixty (60) days notice prior to the end of the renewal term then in effect.

     16.  Severability.  If any provision of this Agreement, or application
          ------------
thereof to any person, place, or circumstance, shall be held by a court of competent jurisdiction to be invalid, unenforceable, or void, the remainder of this Agreement and such provision as applied to other persons, places, and circumstances shall remain in full force.

     17.  Waiver.  Except as otherwise provided in this Agreement, any failure
          ------
of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, representation, warranty, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     18.  Controlling Law.  This Agreement shall be construed and interpreted
          ---------------
according to the laws of the State of New York and of the United States of America.

     19.  Entire Agreement.  The terms and conditions including all attachments
          ----------------
and/or documents, incorporated by reference herein, constitute the entire Agreement between WizCom and WorldRes and supersede any prior written agreement or understanding which is not incorporated herein. In the event that conflict or inconsistency exist between the terms and conditions of this Agreement and any attachment and/or documents herein, the terms and conditions of this Agreement shall prevail.

     20.  Survival.  The parties agree that the following Sections shall survive
          --------
the termination or expiration of this Agreement: Sections 8, 10, 11, 12, 13, 14, 16, 17, 18, 19 and 20.

[*] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with regard to the omitted portions.

                   INTENTIONALLY LEFT BLANK BY BOTH PARTIES

                                              [CONFIDENTIAL TREATMENT REQUESTED]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and do each hereby warrant and represent that their respective signatory whose signature appears below has been and is on the date of this Agreement duly authorized by all necessary and appropriate corporate action to execute this Agreement.

WORLDRES                                     WIZCOM INTERNATIONAL, LTD.

By: /s/ Eric J. Christensen                  By: /s/ Thomas H. Murphy
    --------------------------------             ------------------------------

Name: Eric J. Christensen                    Name: Thomas H. Murphy
      ------------------------------               ----------------------------

Title: C.E.O.                                Title: Vice President
       -----------------------------                ---------------------------

Date:  6/12/97                               Date:  6/12/97
       -----------------------------                ---------------------------

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                  SCHEDULE A
                            IMPLEMENTATION SERVICES

In consideration for the System Development and Implementation, WorldRes shall pay WizCom [*] which is due within ten (10) business days after the Effective Date of this Agreement. Such System Development and Implementation shall consist of:

A.   Administration

WizCom will provide WorldRes with twenty-eight (28) days of application and communication programming and development, implementation and support associated with developing and interface between the WorldRes Network and the WizCom Network which includes the following:

B.   Communication Implementation and Certification
     1.  Order Circuit With Tele-communications Carrier
     2.  Order, Configure, Test Modems
     3.  Coordinate Instation of Circuit
     4.  Test Circuit
     5.  Certify Circuit

C.   WizCom Host Application
     1.  Test WizCom Host System - WizCom
     2.  Certify WizCom Host Application
     3.  Implement WizCom Host Application

D.   TYPE B Processing
     1.  Test TYPE B Application
     2.  Implement TYPE B Processing

E.   TYPE A Processing - Interactive Sell, Cancel and Modify
     1.  Programming and Test TYPE A Application
     2.  Implement Availability Updating

G. Automatic Availability Updating Processing - Open, Close, Request, Close-to-Arrival Transactions
     1.  Programming and Test Availability Updating Application
     2.  Implement Availability Updating

H.   Automatic Rate Updating Processing - Add and Modify Transactions
     1.  Programming and Test Rate Updating Application
     2.  Implement Rate Updating

I.   Seamless Processing - General and Specific Display Transactions
     1.  Programming and Test Seamless Application
     2.  Implement Seamless

[*] = Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with regard to the omitted portions.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

MONTHLY FEES:

     Reservation Processing: [*] Whichever is Greater.

For the purposes of this Agreement a "Net Reservation Fee" is defined as aggregate bookings reported through the WizCom System during such monthly period minus aggregate cancellations recorded through the WizCom System during such monthly period.

     Communications Network Services

          (i) WorldRes's monthly line charges shall begin immediately upon the successful installation of the Communication line.

                [*]

          (ii) WizCom's network services include a 24 hour a day, 7 days a week, 800 telephone services that consists of:

          (a) WizCom shall be responsibility for providing and managing a communication circuit(s) and facilities between WorldRes and WizCom at a level sufficient to perform the obligations of this Agreement.

          (b) WizCom will troubleshoot and isolate any problems that occur in Wizcom supplied communications equipment. Additional WizCom commits to respond to phone calls placed by WorldRes within one hour from the time a telephone call is received by WizCom.

          (c) Scheduling and coordination of communication vendors to resolve problems in the operational network, including follow-up and escalation of repair services.

          (iii) WorldRes is responsible for all costs associated with maintaining the business telephones for dial back up including, without limitation, installation, usage charges and monthly fees. In addition, WorldRes will be responsible for the line utilization charges during dial back up situations.

          (iv) WorldRes is responsible for all costs associated with relocating, canceling or upgrading of the communication line including but not limited to de-installation, monthly fees and any penalties charged by the communication provider.

[*]= Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with regard to the omitted portions.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

Additional Support

Should WorldRes require additional support for training, equipment moves, consulting (to resolve minor problems),. programming or network services in excess of that covered under this Agreement, WizCom shall charge the following fees:

     [*]

     [*]

     [*]

     [*]

In consideration for the System Development and Implementation, WorldRes or WizCom Customer (to be determined by WorldRes at time of order) shall pay WizCom [*] which is due upon ordering of service. Such System Development and Implementation shall consist of:

A.   Administration

WizCom will provide WorldRes with five (5) man days of communication, software development, implementation and support which includes the following:

B.   TYPE B Processing
     1.   Test TYPE B Application - WizCom/WorldRes/Customer
     2.   Implement TYPE B Processing - WizCom/WorldRes/Customer

C.   TYPE A Processing - Interactive Sell, Cancel and Modify
     1.   Programming and Test TYPE A Application- WizCom/WorldRes/Customer
     2.   Implement TYPE A Processing - WizCom/WorldRes/Customer

D. Automatic Availability Updating Processing - Open, Close, Request, Close-to-Arrival Transactions
     1. Programming and Test Availability Updating Application - WizCom/WorldRes/Customer
     2.   Implement Availability Updating - WizCom/WorldRes/Customer

E    Automatic Rate Updating Processing - Add and Modify Transactions
     1.   Programming and Test Rate Updating Application -
          WizCom/WorldRes/Customer
     2.   Implementing Rate Updating - WizCom/WorldRes/Customer

F.   Seamless Processing - General and Specific Display Transactions
     1.   Programming and Test Seamless Application - WizCom/WorldRes/Customer
     2.   Implement Seamless - WizCom/WorldRes/Customer

[*]= Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with regard to the omitted portions.

                                              [CONFIDENTIAL TREATMENT REQUESTED]

                                  Schedule B
                              WorldRes and WizCom

                      Communication and System Interface
                            Implementation Schedule

------------------------------------------------------------------------------------------------------------------------------------
MILESTONE DATES                       COMMUNICATION                                      DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------------------
April 4, 1997 - Start                                                                    1.  Develop system interface specification
                                                                                             - WorldRes & WizCom
------------------------------------------------------------------------------------------------------------------------------------
June 2, 1997 - Start                  1.  Determine WorldRes communication               1.  Load hotel database information -
                                          requirements - WizCom                              WorldRes
------------------------------------------------------------------------------------------------------------------------------------
June 6, 1997 - Start                  1.  Order communication line with
                                          telecommunications carrier - WizCom
                                      2.  Order Cisco Router for installation at
                                          WorldRes - WizCom
------------------------------------------------------------------------------------------------------------------------------------
June 16, 1997 - Start                                                                    1.  Develop supporting WizCom interface -
June 27, 1997 - Complete                                                                     WizCom
------------------------------------------------------------------------------------------------------------------------------------
July 17, 1997 - Complete              1.  Define WorldRes within WizCom host
                                          system (System Gen) - WizCom
------------------------------------------------------------------------------------------------------------------------------------
July 25, 1997 - Complete              1.  Communications testing - WizCom &              1.  Applications testing - WizCom &
                                          WorldRes                                           WorldRes
------------------------------------------------------------------------------------------------------------------------------------
August 4, 1997 - Complete                                                                1.  Implement Interface - WizCom & WorldRes
------------------------------------------------------------------------------------------------------------------------------------